Exhibit (10)(bq)

Microsoft Financing	Master Agreement # 694167

MASTER INSTALLMENT PAYMENT AGREEMENT
(Total Solution)

TO OUR VALUED CUSTOMER: This Master Installment Payment Agreement ("Master Agreement') has been written in "Plain English". When we use the words you and your in any Schedule and this Master Agreement, we mean you, our customer, which is the Customer indicated below. When we use the words we, us, and our in this Agreement, we mean the Lender, CIT Technology Financing Services, Inc. Our address is One Deerwood, 10201 Centurion Parkway North, Suite #100, Jacksonville, FL 32256.
This Master Installment Payment Agreement is dated as of 3/18/2009, by and between CIT Technology Financing Services, Inc. as the Lender, and MET-PRO CORPORATION, as the Customer with a principal place of business at 160 Cassell Rd. Harleysville, PA 19438.

TERMS AND CONDITIONS

BY SIGNING THIS MASTER AGREEMENT: (i) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF THIS MASTER AGREEMENT; (ii) YOU AGREE THAT YOU CANNOT TERMINATE OR CANCEL ANY SCHEDULE TO THIS MASTER AGREEMENT, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER EACH SCHEDULE TO THIS MASTER AGREEMENT, AND YOU CANNOT WITHHOLD, SET OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON, INCLUDING BUT NOT LIMITED TO (1) LOSS, DAMAGE OR THEFT TO OR OF ANY ONE OR MORE OF THE PRODUCTS, (2) ANY CLAIM THAT LICENSOR HAS BREACHED ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER OBLIGATION OR OTHERWISE FAILED TO PERFORM UNDER THE LICENSE AGREEMENT, OR (3) ANY REVOCATION, EXPIRATION OR TERMINATION OF THE LICENSE AGREEMENT OR THE LICENSES GRANTED THEREUNDER, FOR ANY REASON; (iii) YOU WILL USE THE PRODUCTS ONLY FOR BUSINESS PURPOSES; (iv) YOU WARRANT THAT THE PERSON SIGNING ANY SCHEDULE TO THIS MASTER AGREEMENT FOR YOU HAS THE AUTHORITY TO DO SO; (v) YOU CONFIRM THAT YOU DECIDED TO ENTER INTO ANY SCHEDULE TO THIS MASTER AGREEMENT RATHER THAN PURCHASE THE PRODUCTS FOR THE TOTAL CASH PRICE; AND (vi) YOU AGREE THAT ANY SCHEDULE TO THIS MASTER AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND YOU CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF MASSACHUSETTS. YOU AND WE EXPRESSLY WAIVE ANY RIGHTS TO A TRIAL BY JURY.
1. FINANCING OF PRODUCTS; ACCEPTANCE. You agree to finance the Total Product Fee for the software license fee associated with the software ("Software") described in any schedule ("Schedule") to the Master Agreement and the support, training, consulting, or other related services ("Services") related thereto and the acquisition cost of equipment, if any, described in any Schedule ("Equipment") (the Software, the applicable Services, and the Equipment, if any, identified in a Schedule are collectively referred to as the "Products") that incorporates this Master Agreement by reference and which Products are provided by either Microsoft Corporation, any of its affiliates (collectively "Microsoft Corporation" or "MC”), any authorized Microsoft provider or any other third party identified in the applicable Schedule (each a "Licensor", "Supplier" or "Product Provider" collectively and individually, as applicable, refers to the manufacturer, licensor, sub-licensor, distributor or supplier of the Software and/or Equipment, and provider of the Services, as identified in the applicable Schedule). Each such Schedule will incorporate and be governed by the terms and conditions of this Master Agreement as well as the specific terms and conditions set forth in each Schedule. Each Schedule shall constitute a separate and distinct finance agreement or loan from this Master Agreement and all other Schedules. In the event of any conflict between the terms of any Schedule and this Master Agreement, the terms of such Schedule shall prevail. The termination of this Master Agreement will not affect any Schedules executed prior to the effective date of such termination. All obligations under this Master Agreement shall survive the termination of the licenses relating to the Software. You will arrange for the delivery and installation of the Products. The applicable Schedule will begin, and be valid and enforceable against you, on the date when the Schedule is signed by you (whether or not we have received a copy of the Schedule and/or the Acceptance Certificate signed by you). The Products will be irrevocably accepted by you upon the delivery to us of a properly signed Acceptance Certificate, but any failure to execute and deliver such Acceptance Certificate will not relieve you of your obligations to us hereunder and under each Schedule. The periodic installment payments ("Installment Payments") due under a Schedule will be due and payable as set forth therein. If the Products have been accepted by you in accordance with this Section 1, the remaining Installment Payments will be due on the day of each subsequent month or such other time period specified on our invoices to you. If any Installment Payment or other amount payable under a Schedule is not paid within 10 days of its due date, you will pay us a late charge not to exceed 7% of each late payment and each month thereafter, past due interest on the unpaid amount at 1 % per month (or such lesser rate as is the maximum rate allowable under applicable law). You acknowledge that the sum of your Installment Payments may exceed the Total Product Fee. You specifically authorize us to amend a Schedule by increasing or decreasing the Total Product Fee (and therefore the Amount Financed and the Installment Payment Amounts) by up to 15% if the final, total cost of the Products you order changes.
2. NO WARRANTIES. We are financing your use of the Products under Schedules on an "AS-IS" basis. YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE, LICENSE, SUB-LICENSE OR SUPPLY THE PRODUCTS, WE DO NOT REPRESENT THE LICENSOR AND YOU HAVE SELECTED THE PRODUCTS AND SUPPLIER BASED UPON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. YOU AGREE THAT REGARDLESS OF CAUSE, WE ARE NOT RESPONSIBLE FOR AND YOU WILL NOT MAKE ANY CLAIM AGAINST US FOR ANY DAMAGES, WHETHER CONSEQUENTIAL, DIRECT, SPECIAL, OR INDIRECT. YOU AGREE THAT NEITHER LICENSOR NOR ANY SALESPERSON, EMPLOYEE OR AGENT OF THE LICENSOR IS OUR AGENT OR HAS ANY AUTHORITY TO SPEAK FOR US OR TO BIND US IN ANY WAY.
3. LICENSE AGREEMENT. YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE READ AND RECEIVED EACH LICENSE AGREEMENT ("LICENSE AGREEMENT") RELATED TO THE SOFTWARE UNDER THE APPLICABLE SCHEDULE. YOU ARE THE LICENSEE OR SUB-LICENSEE UNDER EACH SUCH LICENSE AGREEMENT AND YOU AGREE TO PERFORM ALL THE OBLIGATIONS OF THE LICENSEE AND/OR SUB-LICENSEE UNDER EACH SUCH LICENSE AGREEMENT. YOU WILL USE THE SOFTWARE IN ACCORDANCE WITH THE TERMS OF EACH SUCH LICENSE AGREEMENT. YOU EXPRESSLY ACKNOWLEDGE AND AGREE THAT WE HAVE NOT ASSUMED ANY OF THE PRODUCT LICENSOR'S OBLIGATIONS UNDER ANY LICENSE AGREEMENT OR OTHER AGREEMENT AND THAT WE SHALL HAVE NO LIABILITY AND YOU SHALL HAVE NO REMEDY AGAINST US FOR THE PERFORMANCE OF THE LICENSOR'S OBLIGATIONS UNDER ANY LICENSE AGREEMENT OR OTHER AGREEMENT. In the event of any breach or default under the License Agreement, your sole remedy shall be against the Licensor under the License Agreement. You further agree that in the event there is a conflict between the terms of the License agreement and this Master Agreement or any Schedule, the terms of this Master Agreement or the relevant Schedule shall prevail.
4. TAXES AND FEES. If the sales tax related to the Products is calculated by the Supplier and added to the cost of the Products being financed under a Schedule, your periodic Installment Payment will reflect the financing of such tax. NOTE: Your "quote" and/or the Amount Financed on any Schedule may not have included applicable taxes, or may have included "estimated" taxes.  If your invoices reflect a different Installment Payment Amount than stated in the relevant Schedule, such difference is due to the "addition" of applicable taxes or an adjustment for "actual" taxes. If taxes are not financed for you, you agree to pay such taxes directly to the Licensor and/or Supplier.

Microsoft Is a trademark of the Microsoft companies, The Microsoft Financing marks are used by CIT Technology Financing Services, Inc. under license.

5. INSURANCE. You agree that you will insure the Equipment against all loss or damage naming us as loss payee, obtain liability and third party property damage insurance naming us as an additional insured, and deliver satisfactory evidence of such coverage prior to our acceptance of a Schedule. We must be given thirty days written notice of any material change or cancellation.
6. TITLE TO THE PRODUCTS. You will keep the Products free of all liens and encumbrances. You represent and warrant that you are the sole owner of the Equipment free and clear of liens and encumbrances. The Software Licensor shall be the owner and hold title to the Software; you are the licensee and/or sub-licensee of the Software. Upon our acceptance of a Schedule, you acknowledge that we shall pay on your behalf the amounts owing to the Licensor of the Software under the applicable License Agreement and for the Equipment.
7. YOUR OBLIGATIONS. You agree that your obligations to pay all amounts due under each Schedule are absolute and unconditional and shall not be subject to any defense, setoff, or counterclaim that you may have against Licensor of the Products, regardless of whether or not (a) Licensor has breached any warranty, representation or other covenant under the License Agreement or other agreement with you, (b) the license(s) granted under the License Agreement have been revoked or otherwise terminated for any reason whatsoever, or (c) the License Agreement has expired or been terminated for any reason whatsoever. Accordingly, in the event of any breach or default under the License Agreement, your sole remedy shall be against Licensor under that License Agreement and you shall have no right to withhold or otherwise not to make any Installment Payment required hereunder and under all Schedules. You further agree that in the event there is a conflict between the terms of the License Agreement and this Master Agreement, the terms of this Master Agreement shall prevail. In order to secure the payment and performance of your obligations under each Schedule and this Master Agreement, you grant us a first priority security interest in your right to use the Products pursuant to the License Agreement and in all of your right, title, and interest in and to the Equipment and in all attachments, accessories, additions, substitutions, products, replacements, and proceeds (including insurance proceeds) therefrom and you authorize us to file any UCC financing statement in your name that relates to our security interest in the Equipment. You hereby waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing suit.
8. DEFAULT. Each of the following is a default ("Default") under this Master Agreement and all Schedules: (a) you fail to pay any Installment Payment or any other payment within 10 days of its due date; (b) you breach any representation, warranty or covenant or otherwise do not perform any of your other obligations under the License Agreement, this Agreement, a Schedule or in any other agreement with us or with any of our affiliates and this failure continues for 10 days after we have notified you of it; (c) you become insolvent, you dissolve or are dissolved, you assign your assets for the benefit of your creditors, you sell, transfer or otherwise dispose of all or substantially all of your assets, or you enter (voluntarily or involuntarily) any bankruptcy or reorganization proceeding; (d) without our prior written consent, you merge or consolidate with any other entity and you are not the survivor of such merger or consolidation; (e) any guarantor of a Schedule dies, does not perform its obligations under the guaranty, or becomes subject to one of the events listed in clause (c) above.
9. REMEDIES. If a Default occurs, we may do one or more of the following: (a) we may cancel or terminate this Master Agreement and all Schedules or any or all other agreements that we have entered into with you; (b) we may require you to immediately pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to: (i) all past due Installment Payments under any or all Schedules, plus (ii) the present value of all unpaid Installment Payments for the remainder of the term of any or all Schedules, each discounted at 4% per year, compounded monthly, plus (iii) all other amounts due or that become due under the Schedules; (c) we may request that the Licensor cease providing maintenance and/or support for the Products and/or terminate the License Agreement and you acknowledge that Licensor, as a third party beneficiary to this Master Agreement, may terminate your rights under the License Agreement, without liability; (d) we may demand that you give us immediate possession of the Equipment; and (e) we may exercise any other right or remedy available at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorneys' fees. We may also charge you $25.00 for each check that is returned for insufficient funds or for any other reason or if an ACH debit is not honored by your bank.
10. YOUR REPRESENTATIONS. You represent and warrant to us that: (a) you are an entity duly organized, validly existing and in good standing under applicable state law; (b) each Schedule when executed, and this Master Agreement, is genuine, legal, valid and binding obligation of yours, enforceable against you in accordance with their terms, subject to applicable bankruptcy and other similar laws affecting creditors' rights generally, and the execution, delivery and performance of each Schedule and this Master Agreement will not violate or create a default under any law (including any applicable usury law), regulation, judgment, order, instrument, agreement or charter document binding on you or your property; (c) each Schedule and this Master Agreement has been duly authorized, executed and delivered by you; (d) each signatory of each Schedule and this Master Agreement on behalf of you has the authority to bind you to each Schedule and this Master Agreement; (e) you have read and accepted the terms and conditions of the License Agreement and each Schedule and this Master Agreement; and (f) the financial statements and other information, if any, furnished to us are and will be materially true and correct and prepared in accordance with generally accepted accounting principles consistently applied.
11. ASSIGNMENT. YOU MAY NOT ASSIGN, SELL, TRANSFER OR SUBLICENSE, OR ALLOW ANY LIENS TO BE PLACED ON THE PRODUCTS OR YOUR INTEREST IN ANY SCHEDULE OR THIS MASTER AGREEMENT. We may, without notifying you, sell, assign, or transfer any Schedule and/or this Master Agreement, including but not limited to, sales of participation interests therein to third parties, including but not limited to, Microsoft Financing Corporation. You agree that the assignee will have the same rights and benefits that we have now under any such Schedule and this Master Agreement but not our obligations. The rights of the assignee will not be subject to any claims, defenses or set-off that you may have against us. This waiver will not affect any rights you have against any Licensor to the extent such Licensor is the assignee.
12. INDEMNIFICATION. You are responsible for any losses, damages, penalties, claims, suits and actions (collectively, "Claims"), whether based on a theory of strict liability or otherwise caused by or related to (a) the manufacture, installation, licensing, use, ownership, financing, possession, or delivery of the Products or (b) any defects in the Products. You agree to reimburse us for and if we request, to defend us against, any Claims.
13. CREDIT INFORMATION. YOU AUTHORIZE US OR ANY OF OUR AFFILIATES TO OBTAIN CREDIT BUREAU REPORTS, AND MAKE OTHER CREDIT INQUIRIES THAT WE DETERMINE ARE NECESSARY. YOU ACKNOWLEDGE THAT WITHOUT FURTHER NOTICE WE MAY USE OR REQUEST ADDITIONAL CREDIT BUREAU REPORTS TO UPDATE OUR INFORMATION SO LONG AS YOUR OBLIGATIONS TO US ARE OUTSTANDING.
14. MISCELLANEOUS. You agree that the terms and conditions contained in each Schedule and this Master Agreement make up the entire agreement between you and us regarding the financing of the Products. Any Schedule or this Master Agreement is not binding on us until we sign it. Any change in any of the terms and conditions of a Schedule or this Master Agreement must be in writing and signed by us. You agree, however, that we are authorized, without notice to you, to supply missing information, such as serial numbers, or correct typographical, immaterial, or obvious errors in any Schedule or this Master Agreement. If we delay or fail to enforce any of our rights under any Schedule or this Master Agreement, we will still be able to enforce those rights at a later time. All notices shall be given in writing by the party sending the notice and shall be effective when deposited in the U.S. Mail, addressed to the party receiving the notice at its address shown on the front of each Schedule (or to any other address specified by that party in writing) with postage prepaid. All of our rights and indemnities will survive the termination of a Schedule or this Master Agreement. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law, and any such excess payment will be applied to Installment Payments in inverse order of maturity, and any remaining excess will be refunded to you. If you do not perform any of your obligations under a Schedule or this Master Agreement, we have the right, but not the obligation, to take any action or pay any amounts that we believe are necessary to protect our interests. You agree to reimburse us immediately upon our demand for any such amounts that we pay. If more than one person or entity has signed this Master Agreement, each of you agree that your liability is joint and several hereunder and under all Schedules. You may prepay a Schedule in full (but not in part) at any time by giving us at least thirty (30) days written advance notice of prepayment in full and by paying (i) all past due Installment Payments under such Schedule, plus (ii) the present value of all unpaid Installment Payments for the remainder of the term of such Schedule, each discounted at 4% per year, compounded monthly, plus (iii) all other amounts due or that become due under such Schedule.

15. FAX TRANSMISSION. A fax version of a Schedule when received by us shall be binding on you for all purposes as if originally signed. However, such Schedule shall only become effective and binding against us when originally signed by us. You agree that the only version of such Schedule that is the original for all purposes is the version containing your fax signature and our original signature. If you elect to sign and transmit a Schedule by fax, you waive notice of our acceptance of such Schedule and receipt of a copy of the original Schedule.

CIT Technology Financing Services, Inc.		MET-PRO CORPORATION
Lender		Lender

X /s/ Louis Fortunato		X /s/ Raymond J. De Hont
Authorized Signature		Authorized Signature

Louis Fortunato Director	8/12/09	Raymond J. De Hont Chairman, CEO and President	3/19/09
Print Signer's Name & Title	Date Signed	Print Signer's Name & Title	Date Signed

ADDENDUM TO MASTER INSTALLMENT PAYMENT AGREEMENT #694197

This Addendum to Master Installment Payment Agreement #694197 forms and is made a part of that certain Master Installment Payment Agreement #694197 ("Agreement") between CIT Technology Financing Services, Inc. and Met-Pro Corporation. Capitalized terms used herein but not defined herein will have the same meaning given to them in the Agreement.

With regards to Section(s):

8.		DEFAULT:
	●	In subsection d), the words ", which consent will not be unreasonably withheld or delayed," are inserted between the words "consent" and "you".
9.		REMEDIES:
	●	In the first (1st) sentence, subsection (b)(ii) is deleted and replaced as follows: "(ii) all unpaid Installment Payments for the remainder of the term of any or all Schedules,".
14.		MISCELLANEOUS:
	●	In the final sentence, subsection (ii), the words "each discounted at 4% per year, compounded monthly" are deleted.

All other terms and conditions of the Agreement shall remain unchanged and in full force and effect. All handwritten changes and strike throughs on the Agreement are null and void and of no force or effect. The changes contained in this Addendum shall apply to only the Agreement to which it is incorporated and is not a precedent for future lease transactions.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Master Installment Payment Agreement on March 19              , 2009.

CIT Technology Financing Services, Inc.		Met-Pro Corporation

By:	/s/ Louis Fortunato	By:	/s/ Raymond J. De Hont

Title:	Director	Title:	Chairman, CEO and President

Microsoft Financing
SCHEDULE NO. 778835 TO MASTER INSTALLMENT PAYMENT AGREEMENT # 694167

Customer: MET-PRO CORPORATION
Customer Address: 160 Cassell Rd. Harleysville, PA 19438

Solution Provider Name & Address	Reference Number	Amount *
Columbus It Partner Usa 470 WEST AVE STAMFORD CT 06902	03/18/2009 - Invoice number 012496	$485,336.00
* plus applicable taxes, you acknowledge that tax related adjustments may occur pursuant to the Master Agreement
TOTAL PRODUCT FEE: $485,336.00

ESTIMATED FUNDING DISBURSEMENT DATES AND AMOUNTS(if applicable):

Disbursement Date	Amount	Disbursement Date	Amount	Disbursement Date	Amount

Finance Terms:
YOU HAVE REQUESTED AND HEREBY EXPRESSLY DIRECT LENDER TO PAY THE TOTAL PRODUCT FEE UNDER THIS SCHEDULE TO PRODUCT PROVIDER(S) WHEN LENDER RECEIVES PRODUCT PROVIDER'S INVOICE, OR, ON THE DATES INDICATED IF MULTIPLE DISBURSEMENT DATES ARE SHOWN, REGARDLESS OF WHETHER ALL PRODUCTS HAVE BEEN DELIVERED. ,You shall make all product related claims solely against Product Provider and shall, nevertheless, pay Lender all amounts required to be paid under this Schedule, irrespective of any unsatisfactory resolution of such claims

Amount Financed: $485.336.00	Installment Advance Payment $0.00 ("at signing")
Term: 36 months	Payment Next 36 @ $13,481.56 each
Installment Payment Frequency: monthly	Amount:

Your First Installment Payment and each subsequent Installment Payment are due on the date specified on our invoices to you.
1.
You agree to finance with us the Total Product Fee (including taxes and professional services fees, if applicable) identified above for the scheduled term specified above ("Term”).  You acknowledge that the Total Product Fee may be disbursed by Lender either at commencement of this agreement or in annual installments as set forth above. You agree that in the event of a Default under this schedule or the Master Agreement, we have no obligation to disburse any pending or future annual installments under this Schedule. Monthly Installment Payments are due in arrears; all other payment frequencies are due in advance, This Schedule shall be governed by and incorporates all of the terms and conditions of the Master Installment Payment Agreement identified above ("Master Agreement") and by the terms and conditions set forth in this Schedule or any exhibit or addendum to this Schedule, This Schedule shall constitute an independent finance contract separate and distinct from the Master Agreement or any other Schedule. Capitalized terms used in the Schedule that are not otherwise defined herein shall have the meaning given such terms in the Master Agreement

2.
BY SIGNING THE MASTER AGREEMENT AND THIS SCHEDULE: (i) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS ON ALL PAGES OF THE MASTER AGREEMENT AND THIS SCHEDULE; (ii) YOU AGREE THAT THIS SCHEDULE CANNOT BE TERMINATED OR CANCELLED BY YOU. YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL INSTALLMENT PAYMENTS DUE UNDER THIS SCHEDULE, AND YOU CANNOT WITHHOLD, SET OFF, OR REDUCE SUCH INSTALLMENT PAYMENTS FOR ANY REASON, INCLUDING BUT NOT LIMITED TO (1) LOSS, DAMAGE OR THEFT TO OR OF ANY ONE OR MORE OF THE PRODUCTS (2) ANY CLAIM THAT LICENSOR HAS BREACHED ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER OBLIGATION OR OTHERWISE FAILED TO PERFORM UNDER THE LICENSE AGREEMENT, (3) ANY REVOCATION, EXPIRATION OR TERMINATION OF THE LICENSE AGREEMENT OR THE LICENSES GRANTED THEREUNDER, FOR ANY REASON; OR (4) NON-DELIVERY, NON-PERFORMANCE, OR NON-ACCEPTANCE BY YOU, OF THE PRODUCT (iii) YOU WILL USE THE PRODUCTS ONLY FOR BUSINESS PURPOSES; (iv) YOU WARRANT THAT THE PERSON SIGNING THE MASTER AGREEMENT AND THE SCHEDULE HAS THE AUTHORITY TO DO SO AND TO GRANT THE AUTHORITY SET FORTH IN SECTION 7 OF THE MASTER AGREEMENT; (v) YOU CONFIRM THAT YOU DECIDED TO ENTER INTO THE MASTER AGREEMENT AND THE SCHEDULE RATHER THAN PAY CASH FOR THE TOTAL PRODUCT FEE.

Lender: CIT Technology Financing Services, Inc.		Customer: MET-PRO CORPORATION

By:	/s/ Louis Fortunato	By:	/s/ Raymond J. De Hont
	Authorized Signature		Authorized Signature

Louis Fortunato Director	8/12/09	Raymond J. De Hont Chairman, CEO and President	3/19/09
Print Signer's Name & Title	Date Signed	Print Signer's Name & Title	Date Signed

Microsoft is a trademark of the Microsoft companies. The Microsoft Financing marks are used by CIT Technology Financing Services, Inc. under license.

AUTHORIZATION CERTIFICATE

Master Installment Payment Agreement #694167 between Company and CIT Technology Financing Services, Inc.

Company:	CIT Technology Financing Services, Inc.
MET-PRO CORPORATION
Address:	10201 CENTURION PARKWAY
160 Cassell Rd.
City/State/Zip:	JACKSONVILLE, FL 32256
Harleysville, PA 19438

I,      Gary J. Morgan       , CERTIFY that I am the duly qualified and acting [ x ] Secretary or Assistant Secretary I [  ] Managing Member I [  ] General Partner I [  ] Officer (title)  __________________ of the Company identified above; that the Company is duly organized, validly existing company in good standing under the laws of the State of   Pennsylvania  ; that I have custody of the operating agreement, partnership agreement, or charter and bylaws of the Company; that based on an examination of the Company's operating agreement, partnership agreement, or charter, bylaws and other relevant records, as of the date stated below (and for six months prior thereto) the following persons in the respective capacities indicated have been authorized to execute the Agreement(s) identified above and other attendant documents on behalf of the Company and with full authority to bind the Company by doing so.

Name	Title	Signature
Raymond J. De Hont	Chairman, CEO & President	/s/ Raymond J. De Hont

Date Signed:	3/19/2009	/s/ Gary J Morgan, CFO
Secretary/Managing Member/
		General Partner/Officer (title)	Senior VP of Finance
Secretary & Treasurer